UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2007

Date of Report (Date of Earliest Event Reported)

PREMIER COMMERCIAL BANCORP

(Exact name of registrant as specified in its charter)

California	333-133061	32-0120557
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 E. Katella Ave., Anaheim, CA	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	714-978-2400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 27, 2007, Premier Commercial Bancorp issued a press release to report its financial results for the period ending December 31, 2006.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Commercial Bancorp

March 27, 2007	By:	/s/ Kenneth J. Cosgrove
Name: Kenneth J. Cosgrove
Title: Chairman and Chief Executive Officer